Exhibit 10.9

VALIDITY CERTIFICATE

This Validity Certificate, dated and effective as of December ____, 2019 (the “Validity Certificate”), is made by SHANNON MASJEDI, an individual, (collectively, the “Undersigned”), for the benefit of TCA SPECIAL SITUATIONS CREDIT STRATEGIES ICAV, an Irish collective asset vehicle (the “Buyer”).

RECITALS

A. Pursuant to a Securities Purchase Agreement dated and effective as of as of December ____, 2019, by and between Pacific Ventures Group, Inc., a corporation incorporated under the laws of the State of Delaware (the “Company”), and the Buyer (the “Purchase Agreement”), the Company has agreed to issue to the Buyer and the Buyer has agreed to purchase from the Company certain senior secured, redeemable debenture (the “Debenture”), as more specifically set forth in the Purchase Agreement; and

B. The Undersigned is an officer or director of the Company.

C. As a condition to entering into the Purchase Agreement and purchasing the Debenture from the Company, Buyer has required the execution and delivery of this Validity Certificate by the Undersigned.

NOW THEREFORE, the Undersigned, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agrees as follows:

1. Definitions. Capitalized terms used in this Validity Certificate shall have the meanings given to them in the Purchase Agreement, unless otherwise defined herein.

2. Guaranty. The Undersigned does hereby absolutely and unconditionally, guarantee, represent, warrant and certify to the Buyer that, to the best of the Undersigned’s knowledge after due inquiry and investigation:

(a) All reports, schedules, certificates, and other information at any time and from time to time delivered or otherwise reported to Buyer by the Company, including, without limitation, all due diligence information, financial statements, tax returns, and all supporting information or documentation delivered in connection therewith, shall be bona fide, complete, correct, and accurate in all material respects and shall accurately and completely report all matters purported to be covered or reported thereby provided however, that (i) any projections and other forward-looking information included in the due diligence information and provided by the Undersigned to the Buyer (the “Information”) have been prepared in good faith and are be based upon assumptions which, in light of the circumstances under which they were made, were reasonable at the time they were made, (ii) the Information may have been based on available from generally recognized sources without having been independently verified; (iii) the Undersigned does not assume responsibility for the accuracy or completeness of the Information; and (iv) the Information shall not be deemed to be an appraisal of any assets of the Company.

(b) All representations and warranties made by the Company in the Debenture, the Purchase Agreement, and any other Transaction Documents, are complete, correct, and accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) The Undersigned may, from time to time, sign and deliver reports (including, without limitation, those specifically mentioned above) or otherwise deliver any such information to Buyer as Buyer may request, and the Undersigned confirm that he them is duly authorized to deliver same to Buyer on behalf of the Company.

(d) All Collateral of the Company (as defined in the Security Agreements): (i) is and will be owned, directly or indirectly, by the Company and will be possessed by the Company or its agent; (ii) will not be subject to any Encumbrance, except as otherwise permitted by the Purchase Agreement or other Transaction Documents; and (iii) will be maintained only at the locations designated in the Purchase Agreement or Security Agreement, unless the Company obtains Buyer’s prior written consent.

(e) All proceeds of the Debenture will only be used in strict accordance with the terms of the Purchase Agreement.

3. Consideration for Certification. The Undersigned acknowledges and agrees with Buyer that, but for the execution and delivery of this Validity Certificate by the Undersigned, Buyer would not have entered into the Purchase Agreement or purchase the Debenture. The Undersigned acknowledges and agrees that the loans and other extensions of credit made to the Company by Buyer under the Debenture and Purchase Agreement will result in significant benefits to the Undersigned.

4. Cumulative Remedies. Buyer’s rights and remedies hereunder are cumulative of all other rights and remedies which Buyer may now or hereafter have with respect to the Undersigned, the Company, or any other Person.

5. Company’s Financial Condition. The Undersigned acknowledges that he has reviewed and is familiar with the Debenture, the Purchase Agreement and all other Transaction Documents and is familiar with the operations and financial condition of the Company, and agrees that Buyer shall not have any duty or obligation to communicate to the Undersigned any information regarding the Company’s financial condition or affairs.

6. Assignability. This Validity Certificate shall be binding upon the Undersigned and shall inure to the benefit of Buyer and its successors or assigns. Buyer may at any time assign Buyer’s rights in this Validity Certificate.

7. Continuing Obligation. This is a continuing validity certification and shall remain in full force and effect until such date as all amounts owing by the Company to Buyer under the Debenture, the Purchase Agreement or any other Transaction Documents shall have been indefeasibly paid in full in cash and there shall be no further commitments to advance any funds by Buyer to the Company under the Purchase Agreement or any other Contract.

8. Further Assurances. The Undersigned agrees that he will cooperate with Buyer at all times in connection with any actions taken by Buyer pursuant to the Debenture, the Purchase Agreement or any other Transaction Documents, to monitor, administer, enforce, or collect upon Buyer’s rights and remedies thereunder. In the event the Company should cease or discontinue operating as a going concern in the ordinary course of business, then for so long as any obligations under the Debenture, the Purchase Agreement or any other Transaction Documents remain outstanding, the Undersigned agrees that he shall assist Buyer in connection with any such action, as Buyer may request.

9. Choice of Law and Venue Selection. The Undersigned irrevocably agrees that any dispute arising under, relating to, or in connection with, directly or indirectly, this Validity Certificate or related to any matter which is the subject of or incidental to this Validity Certificate (whether or not such claim is based upon breach of contract or tort) shall be subject to the exclusive jurisdiction and venue of the state and/or federal courts located in Broward County, Florida; provided, however, Buyer may, at its sole option, elect to bring any action in any other jurisdiction. This provision is intended to be a “mandatory” forum selection clause and governed by and interpreted consistent with Florida law. The Undersigned hereby consents to the exclusive jurisdiction and venue of any state or federal court having its situs in said county, and each waives any objection based on forum non conveniens. The Undersigned hereby waives personal service of any and all process and consent that all such service of process may be made by certified mail, return receipt requested, directed to a borrower, as applicable, as set forth herein or in the manner provided by applicable statute, law, rule of court or otherwise. Except for the foregoing mandatory forum selection clause, all terms and provisions hereof and the rights and obligations of the Undersigned and Buyer hereunder shall be governed, construed and interpreted in accordance with the laws of the State of Wyoming, without reference to conflict of laws principles.

10. WAIVER OF JURY TRIAL. THE UNDERSIGNED AND BUYER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN THE UNDERSIGNED AND BUYER OR AMONG THE COMPANY, THE UNDERSIGNED, AND BUYER AND/OR BUYER’S AFFILIATES ARISING OUT OF OR IN ANY WAY RELATED TO THIS VALIDITY CERTIFICATE, ANY OTHER DOCUMENT OR ANY RELATIONSHIP AMONG BUYER, THE UNDERSIGNED, THE COMPANY, AND/OR ANY AFFILIATE OF BUYER THIS PROVISION IS A MATERIAL INDUCEMENT TO BUYER TO PROVIDE THE FINANCING DESCRIBED IN THE PURCHASE AGREEMENT.

11. ADVICE OF COUNSEL. THE UNDERSIGNED ACKNOWLEDGES THAT HE HAS EITHER OBTAINED THE ADVICE OF COUNSEL OR HAS HAD THE OPPORTUNITY TO OBTAIN SUCH ADVICE IN CONNECTION WITH THE TERMS AND PROVISIONS OF THIS VALIDITY CERTIFICATE.

12. Electronic Signatures. Buyer is hereby authorized to rely upon and accept as an original this Validity Certificate which is sent to Buyer via facsimile, .pdf, or other electronic transmission.

[signature page follows]

The Undersigned has executed this Validity Certificate as of the date first above written.

SHANNON MASJEDI
STATE OF	)
) SS.
COUNTY OF	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DOES HEREBY CERTIFY that Shannon Masjedi, who is personally known to me to be the same person whose name is subscribed to the foregoing, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires: